UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700

Houston, Texas  77002

(Address of principal executive offices, including zip code)

(281) 408-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

Eagle Rock Energy Partners, L.P. (the “Partnership”) is furnishing herewith certain information contained in the preliminary offering memorandum dated May 18, 2011 relating to the Partnership’s proposed private offering of senior notes.  The information is included in Exhibit 99.1 furnished herewith and incorporated herein by reference.

The information in Exhibit 99.1 shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these notes in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.  The notes will not initially be registered under the Securities Act of 1933 or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act of 1933 and applicable state securities laws.

Certain of the information set forth in this Item 7.01 and the attached Exhibit 99.1 includes “forward-looking statements.”  All statements, other than statements of historical facts, included in this Item 7.01 and the attached exhibit that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements.  These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances.  Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership’s control.  Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership’s actual results and plans could differ materially from those implied or expressed by any forward-looking statement.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.  For a detailed list of the Partnership’s risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, and marketing of natural gas and natural gas liquids, please consult the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011, as well as any other public filings and press releases.

The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01               Other Events.

On May 18, 2011, the Partnership issued a press release announcing that it intends to commence a private offering of senior notes due 2019.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits.

99.1	Certain information contained in the preliminary offering memorandum dated May 18, 2011.

99.2	Press release of Eagle Rock Energy Partners, L.P. dated May 18, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: May 18, 2011	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

EXHIBIT INDEX

99.1	Certain information contained in the preliminary offering memorandum dated May 18, 2011.

99.2	Press release of Eagle Rock Energy Partners, L.P. dated May 18, 2011.